Exhibit 99.1

News release

QLT CALLS SPECIAL MEETING OF ITS SHAREHOLDERS IN CONNECTION WITH ARALEZ PHARMACEUTICALS TRANSACTION

Provides Update on Return of Capital

For Immediate Release	December 28, 2015

VANCOUVER, CANADA — QLT Inc. (NASDAQ:QLTI) (TSX:QLT) (“QLT”) today announced that it has called a special meeting of its shareholders (the “Special Meeting”) to approve a reorganization of its share capital pursuant to a statutory plan of arrangement (the “Share Reorganization”).  As discussed below, if approved, the Share Reorganization is expected to permit QLT to distribute common shares of Aralez Pharmaceuticals Inc. (“Aralez”) to QLT shareholders in a tax efficient manner.  It is anticipated that the Special Meeting will be held on February 11, 2016, in Vancouver, Canada.

Further to QLT’s press releases issued on June 8, 2015 and December 7, 2015, QLT has agreed to make an equity investment of US$45 million in Aralez, which will be a newly formed company resulting from the pending merger transaction between POZEN Inc. (NASDAQ: POZN) (“POZEN”) and Tribute Pharmaceuticals Canada Inc. (TSX VENTURE:TRX) (OTCQX:TBUFF) (“Tribute”).  The POZEN - Tribute merger transaction and QLT’s equity financing in Aralez are expected to close in the first quarter of 2016.  Upon closing, Aralez common shares are expected to trade on the NASDAQ and TSX.

As part of the Share Reorganization, following its acquisition of Aralez common shares QLT intends to distribute such shares to its shareholders.  In connection with that distribution, QLT has made arrangements with third parties so that QLT shareholders will be given the opportunity to elect to receive, in lieu of Aralez shares, up to an aggregate of $15 million in cash, subject to pro ration among the shareholders.  Details of the distribution of the Aralez common shares under the Share Reorganization and certain anticipated tax consequences of such distribution will be contained in the Proxy Statement to be prepared by QLT and mailed to its shareholders in connection with the Special Meeting.

QLT also confirms that the board of directors of QLT has further considered and determined that in light of the termination of the merger with InSite Vision Incorporated (“InSite”) and other factors, it is not in the best interests of QLT at this time to issue to QLT’s shareholders up to $25 million of redeemable convertible notes.  The issuance of the notes had been previously contemplated and announced by QLT on June 8, 2015 in connection with its proposed merger with InSite and had been subject to certain conditions, including a formal approval of the notes by the board.

About QLT

QLT is a biotechnology company dedicated to the development and commercialization of innovative ocular products that address the unmet medical needs of patients and clinicians worldwide.  We are focused on developing our synthetic retinoid program for the treatment of certain inherited retinal diseases.

QLT’s head office is based in Vancouver, Canada and the Company is publicly traded on NASDAQ Stock Market (symbol: QLTI) and the Toronto Stock Exchange (symbol: QLT). For more information about the Company’s products and developments, please visit our web site at www.qltinc.com.

Important Information For Investors And Shareholders

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. In connection with the transactions referred to in this material, QLT expects to file a proxy statement with the Securities and Exchange Commission (“SEC”). This material is not a substitute for the proxy statement or for any other document that QLT may file with the SEC and send to QLT’s shareholders in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF QLT ARE URGED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain free copies of the proxy statement (when available) and other documents filed with the SEC by QLT through the website maintained by the SEC at http://www.sec.gov and also on the System for Electronic Document Analysis Retrieval (“SEDAR”) website maintained by the Canadian Securities Administrators at www.sedar.com. QLT stockholders may also obtain these documents, free of charge, from QLT’s website at www.qltinc.com under the heading “Investors” and then under the heading “Proxy Circulars” or upon request directly to QLT to the attention of “QLT Investor Relations,” 887 Great Northern Way, Suite 250, Vancouver, British Columbia, Canada, V5T 4T5.

QLT and certain of its directors and executive officers may be considered participants in the solicitation of proxies with respect to the proposed transaction under the rules of the SEC. Information about the directors and executive officers of QLT is set forth in its Annual Report on Form 10-K for the year ended December 31, 2014, which was filed with the SEC on February 26, 2015. This document can be obtained free of charge from the sources indicated above. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will also be included in any proxy statement and other relevant materials to be filed with the SEC when they become available.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements in this press release constitute “forward-looking statements” of QLT within the meaning of the Private Securities Litigation Reform Act of 1995 and constitute “forward-looking information” within the meaning of applicable Canadian securities laws. Forward looking statements include, but are not limited to, statements concerning the proposed closing of the combination of Tribute and POZEN under Aralez, the proposed investment in Aralez and the subsequent distribution of the Aralez shares (or cash in lieu) to QLT shareholders, the intention of certain third parties to provide a $15 million backstop for those QLT shareholders who elect to receive cash in lieu of Aralez shares (subject to proration) and the availability of certain liquidity events for shareholders (collectively, the “Proposed Transactions”) including any statements regarding the expected timetable for completing the Proposed Transactions, including the timing for holding the Special Meeting, the effect of the Proposed Transactions on QLT and the QLT shares, the future potential of Aralez and any other statements regarding QLT’s future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts are “forward-looking” statements made within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements are often, but not always, made through the use of words or phrases such as “believe,” “expect,” “anticipate,” “should,” “planned,” “will,” “may,” “intend,” “estimated,” “aim,” “on track,” “target,” “opportunity,” “tentative,” “positioning,” “designed,” “create,” “predict,” “project,” “seek,” “would,” “could,” “potential,” “continue,” “ongoing,” “upside,” “increases,” and “potential” and similar expressions. All such forward-looking statements involve estimates and assumptions that are subject to risks, uncertainties and other factors that could cause actual results to differ materially from the results expressed in the statements. Among the key factors that could cause actual results to differ materially from those projected in the forward-looking statements are the following: the timing to consummate the Proposed Transactions; the risk that a condition to closing the Proposed Transactions may not be satisfied; the risk that POZEN or Aralez stock price could decline; and uncertainties relating to QLT’s development plans, timing and results of the clinical development and commercialization of QLT’s products and technologies. Additional information concerning these and other factors can be found in QLT’s filings with the SEC, including QLT’s most recent Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. QLT assumes no obligation to update any forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking that speak only as of the date hereof.

QLT Inc. Contacts:

For Investors:

Andrea Rabney or David Pitts

Argot Partners

P: 212-600-1902

andrea@argotpartners.com

david@argotpartners.com

For Media:

Chuck Burgess or Mike Pascale

Abernathy MacGregor

P:212-371-5999

clb@abmac.com

mmp@abmac.com